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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

       We consent to the incorporation by reference in this Registration Statement of Commercial Metal Company on Form S-8 of our reports dated October 16, 1996, appearing in the Annual Report on Form 10-K of Commercial Metals Company for the year ended August 31, 1996, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP
-------------------------

Deloitte & Touche LLP
Dallas, Texas

May 28, 1997